Due from settlement of capital provision assets	12 Months Ended
Dec. 31, 2023
Due from settlement of capital provision assets.
Due from settlement of capital provision assets

7. Due from settlement of capital provision assets

Amounts due from settlement of capital provision assets relate to the realization of capital provision assets that have successfully concluded and where there is no longer any litigation risk remaining. The settlement terms and timing of realizations vary by capital provision asset. The majority of settlement balances are received shortly after the respective period ends in which the capital provision assets have concluded, and all settlement balances are generally expected to be received within 12 months after the capital provision assets have concluded.

The table below sets forth the changes in due from settlement of capital provision assets and the breakdown between current and non-current due from settlement of capital provision assets at the beginning and end of the relevant reporting periods.

	Years ended December 31,
($ in thousands)	2023	2022
At beginning of period	116,582	86,311
Transfer of realizations from capital provision assets	708,293	426,734
Interest and other income	-	2,651
Proceeds from capital provision assets	(559,362)	(387,786)
Realized loss	(11,330)	-
Unrealized gain/(loss) on due from settlement of capital provision assets, net of previously recognized unrealized loss transferred to realized loss	11,329	(11,330)
Foreign exchange gains/(losses)	28	2
At end of period	265,540	116,582

Current assets	260,370	112,832
Non-current assets	5,170	3,750
Total due from settlement of capital provision assets	265,540	116,582